UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         March 29, 2006 (March 28, 2006)
                         -------------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-23340                 51-0332317
          --------                   -------                 ----------
       (State or other             (Commission             (IRS Employer
         jurisdiction              File Number)         Identification Number)
      of incorporation)


     105 Westpark Drive, Suite 200, Brentwood, Tennessee         37027
     ---------------------------------------------------         -----
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         On March 28, 2006, America Service Group Inc. (the "Company") entered into an agreement with Richard Hallworth to serve as Chief Operating Officer of the Company and President and Chief Executive Officer of Prison Health Services, Inc. ("PHS"), one of the Company's wholly owned operating subsidiaries (the "Agreement"). The Incentive Stock and Compensation Committee of the Company's Board of Directors determined the terms of Mr. Hallworth's compensation pursuant to the Agreement.

         Pursuant to the Agreement, Mr. Hallworth's employment shall continue as an employment at will unless terminated by written notice by either the Company or Mr. Hallworth at least thirty (30) days prior to termination. By its terms, Mr. Hallworth will receive an annual salary of not less than $315,000, plus such additional compensation as the Compensation Committee shall determine. Furthermore, the Agreement provides that, in the event that Mr. Hallworth's employment is terminated without cause or is terminated following a change in control of the Company, Mr. Hallworth will receive his base salary for one year following termination, and all options granted to Mr. Hallworth will accelerate and immediately vest. In addition, in the event Mr. Hallworth dies or becomes disabled, Mr. Hallworth (or his estate in the event of his death) shall be entitled to receive his base salary for one year following his termination.

         The foregoing summary of certain terms of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.


Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers.

         (c) Effective March 28, 2006, the Company has appointed Richard Hallworth, 50, to serve as Chief Operating Officer of the Company and President and Chief Executive Officer of PHS.

         From 2002 through 2005, Mr. Hallworth served as Chief Operating Officer of Tufts Health Plan. From 1998 to 2002, Mr. Hallworth served as Senior Vice President of Administration/Chief Financial Officer of Tufts Health Plan. Mr. Hallworth received a bachelor of science in accountancy degree from Bentley College.

         The Company has entered into a written employment agreement with Mr. Hallworth. A summary of certain terms of the agreement is set forth in Item 1.01 above and the agreement is filed as Exhibit 10.1. Each of the foregoing is incorporated by reference herein.


Item 7.01  Regulation FD Disclosure

         See attached press release.

Item 9.01. Financial Statements and Exhibits.

         (c)   Exhibits.

               10.1 Employment Agreement, dated March 28, 2006, between America Service Group Inc. and Richard Hallworth.

               99.1    Press Release dated March 28, 2006.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICA SERVICE GROUP INC.



Date: March 28, 2006                     By:   /s/ Michael W. Taylor
                                             -----------------------------------
                                             Michael W. Taylor
                                             Senior Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
-------      -----------------------

10.1 Employment Agreement, dated March 28, 2006, between America Service Group Inc. and Richard Hallworth.

99.1         Press Release dated March 28, 2006.